EXHIBIT 32
Certification Pursuant to 18 U.S.C. 1350 and
Section 906 of Sarbanes-Oxley Act of 2002

We hereby certify that the foregoing Form 10-Q of Embassy Bancorp, Inc. for the quarter ending September 30, 2009 complies in all respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of Embassy Bancorp, Inc.

/s/ David M. Lobach Jr.
DAVID M. LOBACH, JR.
President and Chief Executive Officer

/s/ Judith A. Hunsicker
JUDITH A. HUNSICKER
Senior Executive Vice President,
Chief Operating Officer and
Chief Financial Officer

Dated: November 13, 2009